SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

         Date of Report (Date of Earliest Event Reported): June 21, 2000
                                                           -------------



                         WALLSTREET RACING STABLES, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


Colorado                         0-23823                           84-1313024
--------                       -------------                  ------------------
(State or other juris-         (Commission                     (I.R.S. Employer
 diction of incorpora-         File Number)                  Identification No.)
 tion)


                          1001 Kings Avenue, Suite 200
                           Jacksonville, Florida                 32207
               ---------------------------------------        ----------
               (Address of Principal Executive Offices)       (Zip Code)


        Registrant's telephone number including area code: (904) 346-0170
                                                           --------------


       (Former name or former address, if changed since last report): N/A

Item 7. FINANCIAL STATEMENTS AND EXHIBITS


     a.   Financial Statements of Business Acquired.
          ------------------------------------------

          Report of Independent Auditors.

          Consolidated Balance Sheets at December 31, 1999 and June 30, 2000.

          Consolidated Statements of Operations for the six months ended June 30, 2000, December 2, 1999 (Inception) through December 31, 1999, and December 2, 1999 (Inception) through June 30, 2000.

          Consolidated Statement of Stockholders' (Deficit) for the period December 2, 1999 (Inception) to June 30, 2000.

          Consolidated Statement of Cash Flows for the six months ended June 30, 2000, December 2, 1999 (Inception) through December 31, 1999, and December 2, 1999 (Inception) through June 30, 2000.

          Notes to Consolidated Financial Statements


     b.   Pro-Forma Financial Information.
          --------------------------------

          Pro-Forma Statement of Operations for the period from Inception (December 2, 1999) to December 31, 1999.

          Pro-Forma Statement of Operations for the six months ended June 30, 2000.

          Pro-Forma Financial Statements Summary (unaudited).

          Notes to Unaudited Pro-Forma Financial Statements.

                         REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Wallstreet Racing Stables, Inc. dba Pipeline Technologies, Inc.
Jacksonville, Florida

We have audited the accompanying consolidated balance sheets of Wallstreet Racing Stables, Inc. dba Pipeline Technologies, Inc., A Development Stage Company, as of December 31, 1999 and June 30, 2000, and the related statements of operations, stockholders' (deficit) and cash flows for the period December 2, 1999 (inception) to December 31, 1999 and the six months ended June 30, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Wallstreet Racing Stables, Inc. dba Pipeline Technologies, Inc., A Development Stage Company, as of December 31, 1999 and June 30, 2000, and the results of its operations, and its cash flows for the period December 2, 1999 (inception) to December 31, 1999 and the six month period ended June 30, 2000, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered recurring losses from operations and has negative working capital. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also discussed in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Stark Tinter & Associates, LLC
----------------------------------
Stark Tinter & Associates, LLC
Denver, Colorado

August 4, 2000



         WALLSTREET RACING STABLES, INC. DBA PIPELINE TECHNOLOGIES, INC.
                           A DEVELOPMENT STAGE COMPANY
                           CONSOLIDATED BALANCE SHEETS


  ASSETS

                                                            December 31, 1999     June 30, 2000
                                                          --------------------  ------------------
CURRENT ASSETS
      Cash                                                $        395          $      228,055
      Accounts receivable-related party                          3,820                  18,201
                                                          --------------------  ------------------

                 Total current assets                            4,215                 246,256
                                                          --------------------  ------------------

PROPERTY AND EQUIPMENT, net of depreciation                       -                    32,376
                                                          --------------------  ------------------
                                                          $      4,215          $      278,632
                                                          ====================  ==================

            LIABILITIES AND STOCKHOLDERS' (DEFICIT)

CURRENT LIABILITIES
      Accounts payable and accrued expenses               $        596          $       75,001
      Accrued expenses-related party                            12,227                  13,327
      Notes payable                                               -                    925,000
                                                          --------------------  ------------------

                 Total current liabilities                      12,823               1,013,328
                                                          --------------------  ------------------

STOCKHOLDERS' (DEFICIT)
      Common stock, $0.001 par value, 15,000,000 shares
        authorized, 8,453,425 and 9,949,383 shares issued
        and outstanding                                          1,000                   1,500
      Additional paid in capital                                  -                    252,459
      Deficit accumulated during the development stage          (9,608)               (988,655)
                                                          --------------------  ------------------

                                                                (8,608)               (734,696)
                                                          --------------------  ------------------

                                                          $      4,215          $      278,632
                                                          ====================  ==================


   The Notes to Financial Statements are an integral part of these statements


         WALLSTREET RACING STABLES, INC. DBA PIPELINE TECHNOLOGIES, INC.
                           A DEVELOPMENT STAGE COMPANY
                      CONSOLIDATED STATEMENTS OF OPERATIONS


                                                                                 DECEMBER 2, 1999       DECEMBER 2, 1999
                                                             SIX MONTHS            (INCEPTION)            (INCEPTION)
                                                               ENDED                 THROUGH                THROUGH
                                                            JUNE 30, 2000       DECEMBER 31, 1999        JUNE 30, 2000
                                                          -----------------     ------------------     ------------------

REVENUES                                                 $      1,095           $    -                 $     1,095

 COST OF GOODS SOLD                                             2,137                -                       2,137
                                                          -----------------     ------------------     ------------------

 GROSS (LOSS)                                                  (1,042)               -                      (1,042)
                                                          -----------------     ------------------     ------------------

 GENERAL AND ADMINISTRATIVE EXPENSES                          976,569               9,608                  986,177
                                                          -----------------     ------------------     ------------------

 (LOSS) FROM OPERATIONS                                      (977,611)             (9,608)                (987,219)
                                                          -----------------     ------------------     ------------------
OTHER INCOME (EXPENSE)
    Rental income                                               4,260                -                       4,260
    Interest expense                                           (5,696)               -                      (5,696)
                                                          -----------------     ------------------     ------------------

                                                               (1,436)               -                      (1,436)
                                                          -----------------     ------------------     ------------------

NET (LOSS)                                                $  (979,047)          $  (9,608)             $  (988,655)
                                                          =================     ==================     ==================
PER SHARE INFORMATION:
WEIGHTED AVERAGE SHARES OUTSTANDING (BASIC AND DILUTED)     8,502,406             8,453,425              8,495,906
                                                          =================     ==================     ==================

NET (LOSS) PER COMMON SHARE (BASIC AND DILUTED)           $   (0.12)            $    (0.00)            $    (0.12)
                                                          =================     ==================     ==================


   The Notes to Financial Statements are an integral part of these statements


         WALLSTREET RACING STABLES, INC. DBA PIPELINE TECHNOLOGIES, INC.
                           A DEVELOPMENT STAGE COMPANY
                CONSOLIDATED STATEMENT OF STOCKHOLDERS' (DEFICIT)
          FOR THE PERIOD DECEMBER 2, 1999 (INCEPTION) TO JUNE 30, 2000



                                                             Common Stock          Additional                     Total
                                                         ---------------------     Paid in      Accumulated   Shareholders'
                                                          Shares      Amount       Capital        Deficit       (Deficit)
                                                         ---------    --------    ----------    -----------   -------------

Balance, December 2, 1999                                     -       $ -         $   -         $    -        $    -

     Stock issued at inception                           8,453,425     1,000          -              -            1,000

     Net (loss) for the period ended December 31, 1999         -        -           (9,608)        (9,608)       (9,608)
                                                         ---------    --------    ---------     -----------   ----------

Balance, December 31, 1999                               8,453,425     1,000          -            (9,608)       (8,608)

     Shares issued for reorganization                      995,958      -             -              -             -

     Shares issued for conversion of notes                 500,000       500       252,459           -          252,959

     Net (loss) for the six months ended June 30, 2000         -        -             -          (979,047)     (979,047)
                                                         ---------    --------    ---------     -----------   ----------

Balance, June 30, 2000                                   9,949,383    $1,500      $252,459      $(988,655)    $(734,696)
                                                         =========    ========    =========     ===========   ==========


   The Notes to Financial Statements are an integral part of these statements


         WALLSTREET RACING STABLES, INC. DBA PIPELINE TECHNOLOGIES, INC.
                           A DEVELOPMENT STAGE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                 DECEMBER 2, 1999       DECEMBER 2, 1999
                                                             SIX MONTHS            (INCEPTION)            (INCEPTION)
                                                               ENDED                 THROUGH                THROUGH
                                                            JUNE 30, 2000       DECEMBER 31, 1999        JUNE 30, 2000
                                                          -----------------     ------------------     ------------------

OPERATING ACTIVITIES
        Net (loss)                                        $  (979,047)          $  (9,608)             $  (988,655)
        Adjustments to reconcile net (loss) to net cash
           flows from operating activities:
              Depreciation                                      1,005                -                       1,005
        Changes in:
           Accounts receivable-related party                  (14,381)             (3,820)                 (18,201)
           Accounts payable and accrued expenses               74,405                 596                   75,001
           Accrued expenses-related party                       1,100              12,227                   13,327
                                                          -----------------     ------------------     ------------------
              Net cash (used in) operating  activities       (916,918)               (605)                (917,523)
                                                          -----------------     ------------------     ------------------
INVESTING ACTIVITIES
     Purchase of property and equipment                       (33,381)               -                     (33,381)
                                                          -----------------     ------------------     ------------------
              Net cash (used in) investing activities         (33,381)               -                     (33,381)
                                                          -----------------     ------------------     ------------------

FINANCING ACTIVITIES
     Proceeds from issuance of stock                             -                  1,000                    1,000
     Proceeds from note payable                             1,252,959                -                   1,252,959
     Payments on notes payable                                (75,000)               -                     (75,000)
                                                          -----------------     ------------------     ------------------

              Net cash provided by financing activities     1,177,959               1,000                1,178,959
                                                          -----------------     ------------------     ------------------

                 Net increase in cash                         227,660                 395                  228,055

CASH AT BEGINNING OF YEAR                                         395                -                        -
                                                          -----------------     ------------------     ------------------

CASH AT END OF YEAR                                       $   228,055           $     395              $   228,055
                                                          =================     ==================     ==================
SUPPLEMENTAL CASHFLOW INFORMATION:
     Cash paid for:
        Interest                                          $      -              $    -                 $      -
                                                          =================     ==================     ==================

        Income taxes                                      $      -              $    -                 $      -
                                                          =================     ==================     ==================

NON CASH INVESTING AND FINANCING ACTIVITIES:
     Conversion of notes payable to common stock          $   252,959           $    -                 $   252,959
                                                          =================     ==================     ==================


   The Notes to Financial Statements are an integral part of these statements

         Wallstreet Racing Stables, Inc. dba Pipeline Technologies, Inc.
                           A Development Stage Company
                 Notes to the Consolidated Financial Statements


Note 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Organization

          On July 18, 1995 Wallstreet Racing Stables, Inc. (the Company) was incorporated under the laws of Colorado. Wallstreet Racing Stables, Inc.'s primary purpose was to engage in all phases of the thoroughbred horse racing industry.

          On June 21, 2000 Pipeline Technologies, Inc. (Pipeline) completed a reorganization with Wallstreet Racing Stables, Inc., which at that time had no assets or liabilities. In conjunction therewith, Wallstreet Racing Stables, Inc. issued 8,453,425 (89%) shares of its common stock for all of the issued and outstanding common shares of Pipeline. This reorganization has been accounted for as though it were a recapitalization of Pipeline and sale by Pipeline of 995,958 (11%) shares of common stock in the exchange for the net assets of Wallstreet Racing Stables, Inc. The Company is in the business of providing telecommunications services and doing business as Pipeline Technologies, Inc.

     Basis of reporting

          The Company's financial statements are presented on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business.

          The Company has experienced recurring losses from operations as a result of its general and administrative expenses necessary to achieve its operating plan which is long-range in nature. For the period ended December 2, 1999 (inception) through December 31, 1999 and the six months ended June 30, 2000 the Company realized net losses of $9,608 and $979,047, respectively. In addition, the Company has a working capital deficit of $767,072 at June 30, 2000.

          The Company's ability to continue as a going concern is contingent upon its ability to secure financing from outside sources, implement its business plan and attain profitable operations. In addition, the Company's ability to continue as a going concern must be considered in light of the problems, expenses and complications frequently encountered by entrance into established markets.

          The Company is pursuing financing for its operations and seeking additional private placement investment. Failure to secure such financing or to raise additional private placement investment may result in the Company depleting its available funds and not being able pay its obligations or begin operations.

          The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the possible inability of the Company to continue as a going concern.

        Wallstreet Racing Stables, Inc. dba Pipeline Technologies, Inc.
                           A Development Stage Company
                 Notes to the Consolidated Financial Statements


     Principles of Consolidation

          The consolidated financial statements include the accounts of the Company and its wholly owned subsidiary. All significant intercompany accounts and transactions have been eliminated in consolidation.

     Depreciation

          Property  and  equipment  are   depreciated  or  amortized  using  the
          straight-line method over the following estimated useful lives:

               Furniture and office equipment              3-5 years
               Leasehold Improvements                      5 years

         Depreciation expense for the six month period ended June 30, 2000 was $1,005. There was no depreciation expense for the period December 2, 1999 (inception) through December 31, 1999.

     Fair value of financial instruments

          Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of June 30, 2000. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include cash, accounts receivable, accounts payable, accrued expenses, and notes payable. Fair values were assumed to approximate carrying values for these financial instruments because they are short term in nature and their carrying amounts approximate fair values or they are receivable or payable on demand.

     Impairment of long-lived assets

          The Company periodically reviews the carrying amount of its identifiable assets to determine whether current events or circumstances warrant adjustments to such carrying amounts. If an impairment adjustment is deemed necessary, such loss is measured by the amount that the carrying value of such assets exceed their fair value. Considerable management judgement is necessary to estimate the fair value of assets, accordingly, actual results could vary significantly from such estimates. Assets to be disposed of are carried at the lower of their financial statement carrying amount or fair value less costs to sell. As of June 30, 2000, management does not believe there is any impairment of the carrying amounts of assets.

     Revenue recognition

          Revenue is recognized when telecommunications service are performed.

     Advertising costs

         The Company expenses all costs of advertising as incurred. Total advertising expense for the period December 2, 1999 (inception) through December 31, 1999 and the six month period ended June 30, 2000 was $6,767 and $34,449, respectively.

        Wallstreet Racing Stables, Inc. dba Pipeline Technologies, Inc.
                           A Development Stage Company
                 Notes to the Consolidated Financial Statements


     Income taxes

         The Company follows Statement of Financial Accounting Standard No. 109, "Accounting for Income Taxes" ("SFAS No. 109") for recording the provision for income taxes. Deferred tax assets and liabilities are computed based upon the difference between the financial statement and income tax basis of assets and liabilities using the enacted marginal tax rate applicable when the related asset or liability is expected to be realized or settled. Deferred income tax expenses or benefits are based on the changes in the asset or liability each period. If available evidence suggests that it is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is provided to reduce the deferred tax assets to the amount that is more likely than not to be realized. Future changes in such valuation allowance are included in the provision for deferred income taxes in the period of change.

     Net (Loss) per Common Share

         The Company calculates net income (loss) per share as required by SFAS No. 128, "Earnings per Share." Basic earnings (loss) per share is calculated by dividing net income (loss) by the weighted average number of common shares outstanding for the period. Diluted earnings (loss) per share is calculated by dividing net income (loss) by the weighted average number of common shares and dilutive common stock equivalents outstanding. During the periods presented common stock equivalents were not considered as their effect would be anti- dilutive.

     Comprehensive Income

          The Company follows Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS No. 130"). SFAS No. 130 establishes standards for reporting and display of comprehensive income and its components in the financial statements.

     Segment Reporting

          The Company follows Statement of Financial Accounting Standards No. 131, "Disclosures About Segments of an Enterprise and Related Information." The Company operates as a single segment and will evaluate additional segment disclosure requirements as it expands its operations.

     Cash and cash equivalents

          The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

     Estimates

         The preparation of the Company's financial statements in conformity with generally accepted accounting principles requires the Company's management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates.

        Wallstreet Racing Stables, Inc. dba Pipeline Technologies, Inc.
                           A Development Stage Company
                 Notes to the Consolidated Financial Statements


     Recent Pronouncements

         The FASB recently issued Statement No 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of Effective Date of FASB Statement No. 133". The Statement defers for one year the effective date of FASB Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities". The rule now will apply to all fiscal quarters of all fiscal years beginning after June 15, 2000. In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," which is required to be adopted in years beginning after June 15, 1999. The Statement permits early adoption as of the beginning of any fiscal quarter after its issuance. The Statement will require the Company to recognize all derivatives on the balance sheet at fair value. Derivatives that are not hedges must be adjusted to fair value through income. If the derivative is a hedge, depending on the nature of the hedge, changes in the fair value of derivatives will either be offset against the change in fair value of the hedged assets, liabilities, or firm commitments through earnings or recognized in other comprehensive income until the hedged item is recognized in earnings. The ineffective portion of a derivative's change in fair value will be immediately recognized in earnings. The Company has not yet determined what the effect of SFAS No. 133 will be on the earnings and financial position of the Company.


Note 2. PROPERTY AND EQUIPMENT

     The following is a summary of property and equipment at cost, less accumulated depreciation at June 30, 2000:

       Furniture and fixtures                            $     19,549
       Leasehold improvements                                  13,832
                                                         -------------
                                                               33,381
       Less: Accumulated depreciation                           1,005
                                                         -------------
                Total                                    $     32,376
                                                         =============


Note 3. NOTES PAYABLE

     Convertible notes payable were issued for cash to be used for operations.

     The following are summaries of notes payable at June 30, 2000:

          Short-term:
               12% convertible notes, interest payable semi-annually, convertible including accrued interest, at the holders' discretion into shares of Common Stock at rate of
               $2.00 per share
                                                                      $925,000
                                                                      ========

Note 4.  CONTINGENCIES

     The Company is a defendant in a lawsuit filed by a former affiliate alleging fraud in the inducement to enter into a settlement agreement. Plaintiff also alleges lost opportunity. The Company feels that the claims are barred by the former settlement agreement. Additionally, the Company has an indemnity agreement with LM Investment Group ("LM"). The Company believes the claims are without merit and intends to vigorously defend them. The Company will also look to LM if any loss is ascribed to the Company.


Note 5. STOCKHOLDERS' EQUITY

     At inception Pipeline issued 8,453,425 shares of common stock for cash aggregating $1,000.

     During the six months ended June 30, 2000, the Company accepted $252,959 worth of stock subscriptions in conversion of notes payable.

        Wallstreet Racing Stables, Inc. dba Pipeline Technologies, Inc.
                           A Development Stage Company
                 Notes to the Consolidated Financial Statements


Note 6. INCOME TAXES

     The Company has a Federal net operating loss carryforward of approximately $989,000, which will expire between the years 2018 and 2019. The deferred tax asset relating to the tax benefit of this net operating loss has been offset by a full allowance for realization.


Note 7. RELATED PARTY TRANSACTIONS

     Certain officers of the Company loan money to the Company at various times during the year when cash is needed. The balance due these officers was $13,327 at June 30, 2000.

     The Company leases office space to a company owned by an officer of the Company for $2,130 per month. Total rental income collected for the six months ended June 30, 2000 was $4,260.


Note 8. CONCENTRATION OF CREDIT RISK

     The Company's funds are deposited in a federally insured institution which insures deposits up to $100,000. As of June 30, 2000 the funds under deposit exceed this insured amount by $126,968.


NOTE 9. LEASE OBLIGATION

     The Company leases office space under an operating lease arrangement. The lease expires on March 31, 2005.

         Minimum future lease payments on the office lease are as follows:

                Year        Amount
                ----       --------
                2001     $  61,992
                2002        64,239
                2003        66,492
                2004        68,739
                2005        17,325
                         ----------
                         $ 278,787
                         ==========

     For the six month period ended June 30, 2000, the amount charged to operations for rent expense was $5,352. There was no rent expense charged to operations for the period December 2, 1999 (inception) to December 31, 1999.


         WALLSTREET RACING STABLES, INC. DBA PIPELINE TECHNOLOGIES, INC.
                        PRO-FORMA STATEMENT OF OPERATIONS
      FOR THE PERIOD FROM INCEPTION (DECEMBER 2, 1999) TO DECEMBER 31, 1999






                                             WALLSTREET
                                               RACING             PIPELINE
                                            STABLES, INC.      TECHNOLOGIES, INC.     Adjustments       Pro-Forma
                                        -----------------      ------------------   -------------    --------------


 REVENUES                               $      3,349           $     -              $       -        $     3,349

 COST OF GOODS SOLD                             -                    -                      -               -
                                        -----------------      ------------------   -------------    --------------

 GROSS PROFIT                                  3,349                 -                      -              3,349
                                        -----------------      ------------------   -------------    --------------

 GENERAL AND ADMINISTRATIVE EXPENSES          11,329                9,608                   -              20,937
                                        -----------------      ------------------   -------------    --------------

 (LOSS) FROM OPERATIONS                       (7,980)              (9,608)                  -             (17,588)
                                        -----------------      ------------------   -------------    --------------

OTHER INCOME (EXPENSE)                         2,494                 -                      -              2,494
                                        -----------------      ------------------   -------------    --------------

NET (LOSS)                              $     (5,486)          $   (9,608)          $       -        $   (15,094)
                                        =================      ==================   =============    ==============

WEIGHTED AVERAGE SHARES OUTSTANDING (BASIC AND DILUTED)                                                8,453,425
                                                                                                     ==============

NET (LOSS) PER COMMON SHARE (BASIC AND DILUTED)                                                      $    (0.00)
                                                                                                     ==============


   The Notes to Financial Statements are an integral part of these statements


         WALLSTREET RACING STABLES, INC. DBA PIPELINE TECHNOLOGIES, INC.
                        PRO-FORMA STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2000



                                             WALLSTREET
                                               RACING             PIPELINE
                                            STABLES, INC.      TECHNOLOGIES, INC.     Adjustments       Pro-Forma
                                        -----------------      ------------------   -------------    --------------

 REVENUES                               $       -              $    1,095           $       -        $     1,095

 COST OF GOODS SOLD                             -                   2,137                   -              2,137
                                        -----------------      ------------------   -------------    --------------

 GROSS PROFIT                                   -                  (1,042)                  -             (1,042)
                                        -----------------      ------------------   -------------    --------------

 GENERAL AND ADMINISTRATIVE EXPENSES         166,212              976,569                   -          1,142,781
                                        -----------------      ------------------   -------------    --------------

 (LOSS) FROM OPERATIONS                     (166,212)            (977,611)                  -         (1,143,823)
                                        -----------------      ------------------   -------------    --------------

OTHER INCOME (EXPENSE)                       139,458               (1,436)                  -            138,022
                                        -----------------      ------------------   -------------    --------------

NET (LOSS)                              $    (26,754)          $ (979,047)          $       -        $(1,005,801)
                                        =================      ==================   =============    ==============

WEIGHTED AVERAGE SHARES OUTSTANDING
  (BASIC AND DILUTED)                                                                                  8,502,406
                                                                                                     ==============

NET (LOSS) PER COMMON SHARE
  (BASIC AND DILUTED)                                                                                $    (0.12)
                                                                                                     ==============


   The Notes to Financial Statements are an integral part of these statements

         WALLSTREET RACING STABLES, INC. DBA PIPELINE TECHNOLOGIES, INC.
                         PRO FORMA FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                   (UNAUDITED)

SUMMARY
-------

The accompanying unaudited pro forma financial statements give effect to the combination of Pipeline Technologies, Inc. ("Pipeline") and Wallstreet Racing Stables, Inc. ("Wallstreet") effective on June 21, 2000.

The statements presented include the pro forma income statements for the period from the inception of Pipeline (December 2, 1999) to December 31, 1999 and for the six months ended June 30, 2000. The pro forma financial statements were derived from the unaudited interim financial statements for Wallstreet for the three months ended December 31, 1999 and the period from July 1, 1999 to June 21, 2000 and the audited financial statements for Pipeline for the period from inception (December 2, 1999) to December 31, 1999 and the six months ended June 30, 2000. The pro forma statements of operations assume that the combination took place at the beginning of the period presented.

The pro forma financial statements give effect to the combination as a recapitalization of Pipeline. The pro forma assumptions and adjustments are set forth in the accompanying notes to the pro forma financial statements.

The results of operations are not necessarily indicative of those which would have been attained had the transaction occurred at the beginning of the periods presented. The pro forma financial statements should be read in conjunction with the historical financial statements of Wallstreet and Pipeline.

         WALLSTREET RACING STABLES, INC. DBA PIPELINE TECHNOLOGIES, INC.
                NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS
                                   (UNAUDITED)

The accompanying pro forma financial statements give effect to the combination of Wallstreet and Pipeline effective on June 21, 2000. The acquisition was effected by the exchange of all of the issued and outstanding common shares of Pipeline for 8,453,425 common shares of Wallstreet (89% of the issued and outstanding common stock of Wallstreet).

The statements presented include the pro forma income statement for the period from the inception Pipeline (December 2, 1999) to December 31, 1999 and the six months ended June 30, 2000.

Pro forma basic earnings (loss) per share is computed using the weighted average number of common shares of Pipeline outstanding for the periods presented.

                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          WALLSTREET RACING STABLES, INC.

Date: September 1, 2000              By:  /s/ Timothy J. Murtaugh
                                          ----------------------------------
                                              Timothy J. Murtaugh, President